                                                                    EXHIBIT 10.1


                                                                      Schedule 2
                                                                    to Indenture

                        SEMIANNUAL SERVICER'S CERTIFICATE
               CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
                    $1,851,000,000 SERIES A TRANSITION BONDS

     Pursuant to Section 6 of Annex 1 to the Transition Property Servicing
       Agreement (the "Agreement"), dated as of December 16, 2005, between
           CenterPoint Energy Houston Electric, LLC, as Servicer, and
         CenterPoint Energy Transition Bond Company II, LLC, as Issuer,
                  the Servicer does hereby certify as follows:

      Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references
          to the respective sections and subsections of the Agreement.

           Collection Periods: December 16, 2005 through July 31, 2006
                          Payment Date: August 1, 2006
                          Today's Date: July 31, 2006

1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
       i.      Remittances for the December 16 through 31, 2005 Collection Period                     0.00
       ii.     Remittances for the January 1 through 31, 2006 Collection Period                 402,331.87
       iii.    Remittances for the February 1 through 28, 2006 Collection Period              8,525,308.39
       iv.     Remittances for the March 1 through 31, 2006 Collection Period                13,256,556.72
       v.      Remittances for the April 1 through 30, 2006 Collection Period                11,861,743.19
       vi.     Remittances for the May 1 through 31, 2006 Collection Period                  12,588,621.39
       vii.    Remittances for the June 1 through 30, 2006 Collection Period                 16,704,170.09
       viii.   Remittances for the July 1 through 31, 2006 Collection Period                 16,301,727.85
       ix.     Net Earnings on Collection Account                                               805,287.33  [12/16/05 through
                                                                                          ----------------       6/30/06]
       x.      General Subaccount Balance (sum of i through ix above)                        80,445,746.83

       xi.     Excess Funds Subaccount Balance as of Closing Date                                     0.00
       xii     Capital Subaccount Balance as of Closing Date                                  9,255,000.00
                                                                                          ----------------
       xiii.   Collection Account Balance (sum of x through xii above)                       89,700,746.83
                                                                                          ================

2. OUTSTANDING AMOUNTS AS OF CLOSING DATE:
       i.      Tranche A-1 Principal Balance                                                250,000,000.00
       ii.     Tranche A-2 Principal Balance                                                368,000,000.00
       iii.    Tranche A-3 Principal Balance                                                252,000,000.00
       iv.     Tranche A-4 Principal Balance                                                519,000,000.00
       v.      Tranche A-5 Principal Balance                                                462,000,000.00
                                                                                          ----------------
       vi.     Aggregate Principal Balance of all Series A Transition Bonds               1,851,000,000.00
                                                                                          ================

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:
                                                                                             Projected
                                                                                             Principal                 Semiannual
               Series A Principal                                                             Balance                 Principal Due
               ------------------                                                         ----------------            -------------

       i.      Tranche A-1                                                                  231,435,317.00            18,564,683.00
       ii.     Tranche A-2                                                                  368,000,000.00                     0.00
       iii.    Tranche A-3                                                                  252,000,000.00                     0.00
       iv.     Tranche A-4                                                                  519,000,000.00                     0.00
       v.      Tranche A-5                                                                  462,000,000.00                     0.00
                                                                                          ----------------            -------------
       vi.     For all Series A Transition Bonds                                          1,832,435,317.00            18,564,683.00
                                                                                          ================            =============

                                                                                         Transition     Days in
                                                                                            Bond        Interest
                                                                                        Interest Rate   Period(1)     Interest Due
                                                                                        -------------   ---------     ------------

       vii.    Required Tranche A-1 Interest                                                4.840%         225         7,562,500.00
       viii.   Required Tranche A-2 Interest                                                4.970%         225        11,431,000.00
       ix.     Required Tranche A-3 Interest                                                5.090%         225         8,016,750.00
       x.      Required Tranche A-4 Interest                                                5.170%         225        16,770,187.50
       xi.     Required Tranche A-5 Interest                                                5.302%         225        15,309,525.00

       (1) On 30/360 Day basis.

                                                                                                                Funding
                                                                                          Required Level        Required
                                                                                          --------------        --------

       xii.    Capital Subaccount                                                          9,255,000.00           0.00


4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO
   SECTION 8.02(d) OF INDENTURE:
       i.      Trustee Fees and Expenses                                                       2,500.00
       ii.     Servicing Fee                                                                 578,437.50(1)
       iii.    Administration Fee and Independent Managers Fee                                62,500.00(2)
       iv.     Operating Expenses                                                             40,323.76(3)
       v.      Semiannual Interest (including any past-due Semiannual Interest for prior periods)

                                                                                                              Per $1,000
                                                                                                              of Original
               Series A                                                                     Aggregate       Principal Amount
               --------                                                                     ---------       ----------------
               1. Tranche A-1 Interest Payment                                             7,562,500.00          30.25
               2. Tranche A-2 Interest Payment                                            11,431,000.00          31.06
               3. Tranche A-3 Interest Payment                                             8,016,750.00          31.81
               4. Tranche A-4 Interest Payment                                            16,770,187.50          32.31
               5. Tranche A-5 Interest Payment                                            15,309,525.00          33.14

       vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date

                                                                                                              Per $1,000
                                                                                                              of Original
               Series A                                                                     Aggregate       Principal Amount
               --------                                                                     ---------       ----------------
               1. Tranche A-1 Principal Payment                                                    0.00           0.00
               2. Tranche A-2 Principal Payment                                                    0.00           0.00
               3. Tranche A-3 Principal Payment                                                    0.00           0.00
               4. Tranche A-4 Principal Payment                                                    0.00           0.00
               5. Tranche A-5 Principal Payment                                                    0.00           0.00

       vii.    Semiannual Principal

                                                                                                              Per $1,000
                                                                                                              of Original
               Series A                                                                     Aggregate       Principal Amount
               --------                                                                     ---------       ----------------
               1. Tranche A-1 Principal Payment                                           18,564,683.00          74.26
               2. Tranche A-2 Principal Payment                                                    0.00           0.00
               3. Tranche A-3 Principal Payment                                                    0.00           0.00
               4. Tranche A-4 Principal Payment                                                    0.00           0.00
               5. Tranche A-5 Principal Payment                                                    0.00           0.00

       viii.   Amounts Payable to Credit Enhancement Providers (if applicable)                      N/A
       ix.     Operating Expenses not Paid under Clause (iv) above                                 0.00
       x.      Funding of Capital Subaccount (to required level)                                   0.00
       xi.     Net Earnings in Capital Subaccount Released to Issuer                         224,170.06
       xii.    Deposit to Excess Funds Subaccount                                          1,883,170.01
       xiii.   Released to Issuer upon Series Retirement: Collection Account                       0.00

               (1) Servicing fee: $1,851,000,000 x .05% x 225/360 = $578,437.50
               (2) Administration fee: $100,000 x 225/360 = $62,500.00
               (3) Reimbursement to Administrator for fees/expenses paid to independent accountant ($15,000.00), rating agency ($10,000.00) and L/C issuing bank ($15,323.76)

5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(d) OF INDENTURE):
       i.     Excess Funds Subaccount (available for 4.i. through 4.xi.)                            0.00
       ii.    Capital Subaccount (available for 4.i. through 4.ix.)                                 0.00
                                                                                                    ----
       iii.   Total Withdrawals                                                                     0.00
                                                                                                    ====

6. OUTSTANDING AMOUNTS AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
   (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

               Series A
               --------
       i.      Tranche A-1 Principal Balance                                               231,435,317.00
       ii.     Tranche A-2 Principal Balance                                               368,000,000.00
       iii.    Tranche A-3 Principal Balance                                               252,000,000.00
       iv.     Tranche A-4 Principal Balance                                               519,000,000.00
       v.      Tranche A-5 Principal Balance                                               462,000,000.00
                                                                                           --------------
       vi.     Aggregate Principal Balance for all Series A Transition Bonds             1,832,435,317.00
                                                                                         ================

       vii.    Excess Funds Subaccount Balance                                               1,883,170.01
       viii.   Capital Subaccount Balance                                                    9,255,000.00
                                                                                             ------------
       ix.     Aggregate Collection Account Balance                                         11,138,170.01
                                                                                            =============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
   (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
       i.      Semiannual Interest
               Series A
               --------
               1. Tranche A-1 Bond Interest Payment                                                  0.00
               2. Tranche A-2 Bond Interest Payment                                                  0.00
               3. Tranche A-3 Bond Interest Payment                                                  0.00
               4. Tranche A-4 Bond Interest Payment                                                  0.00
               5. Tranche A-5 Bond Interest Payment                                                  0.00

       ii.     Semiannual Principal
               Series A
               --------
               1. Tranche A-1 Principal Payment                                                      0.00
               2. Tranche A-2 Principal Payment                                                      0.00
               3. Tranche A-3 Principal Payment                                                      0.00
               4. Tranche A-4 Principal Payment                                                      0.00
               5. Tranche A-5 Principal Payment                                                      0.00

8. SHORTFALL IN REQUIRED SUBACCOUNT LEVEL AS OF CURRENT PAYMENT DATE (AFTER
   GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
       i.      Capital Subaccount                                                                    0.00

       IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 31st day of July, 2006.

       CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, as Servicer

       by:     /s/ Marc Kilbride
               -----------------------------------------------------
               Marc Kilbride
               Vice President and Treasurer